SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                             MMA PRAXIS MUTUAL FUNDS
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                           NOTICE OF SPECIAL MEETING
                            OF THE SHAREHOLDERS OF
                            MMA PRAXIS MUTUAL FUNDS

                      MMA PRAXIS INTERMEDIATE INCOME FUND
                          MMA PRAXIS CORE STOCK FUND
                         MMA PRAXIS INTERNATIONAL FUND
                          MMA PRAXIS VALUE INDEX FUND

     Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of each fund listed above (each a "Fund" and collectively the "Funds"), all of the series of MMA Praxis Mutual Funds (the "Trust"), will be held on December 17, 2003 at 10:00 a.m. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:

Proposal 1.  To elect seven members of the Board of Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date a shareholder approval is obtained;

Proposal 2.  (For Shareholders of MMA Praxis International Fund only) To approve or disapprove a new sub-advisory agreement between the Fund's investment adviser and Evergreen Investment Management Company, LLC; and

Proposal 3.  To ratify the selection of Ernst & Young LLP as the independent accountants for each Fund.

     The Board of Trustees recommends that you approve each nominee for Trustee and vote in favor of each other proposal.

     Please read the enclosed proxy statement carefully for information concerning the proposals to be placed before the Meeting or any adjournments or postponements thereof.

     The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

     In the event that the necessary quorum to transact business or the vote required to approve a proposal as to one or more Funds is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting as to such Fund or Funds in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a Fund will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote AGAINST any such adjournment those proxies to be voted against that proposal.

     Shareholders of record at the close of business on October 29, 2003 are entitled to notice of and to vote at the Meeting. You are invited to attend the Meeting. If you cannot do so, however, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S), AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Any shareholder attending the Meeting may vote in person even though a proxy has already been returned.


                                        By Order of the Board of Trustees,


                                        /s/ John L. Liechty

                                        John L. Liechty
                                        President

November 17, 2003

                            MMA PRAXIS MUTUAL FUNDS

                               3435 Stelzer Road
                             Columbus, Ohio 43219

                      MMA PRAXIS INTERMEDIATE INCOME FUND
                          MMA PRAXIS CORE STOCK FUND
                         MMA PRAXIS INTERNATIONAL FUND
                          MMA PRAXIS VALUE INDEX FUND
                 (each a "Fund" and collectively the "Funds")

                                PROXY STATEMENT
                               November 17, 2003

     This Proxy Statement provides you with information you should review before voting on the matters (each a "Proposal") listed in the Notice of Special Meeting for the Funds, which are all of the series of MMA Praxis Mutual Funds (the "Trust"). The Trust's Board of Trustees (the "Board," the members of which are referred to herein as the "Trustees") is soliciting your vote for the Special Meeting of Shareholders of each Fund (the "Meeting") to be held on December 17, 2003 at 10:00 a.m. Eastern Time at 3435 Stelzer Road, Columbus, Ohio 43219, and, if the Meeting is adjourned or postponed, at any adjournment or postponement thereof.

Solicitation of Proxies

     This proxy statement is being solicited by the Board on behalf of the Trust. The Board is soliciting votes from shareholders of each Fund with respect to Proposals 1 and 3 and from shareholders of the MMA Praxis International Fund (the "International Fund") only with respect to Proposal 2. The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card(s) on or about November 17, 2003.

     The appointed proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of this Proxy Statement.

Shareholder Reports

     Copies of the Trust's most recent annual and semi-annual reports, including financial statements, previously have been sent to shareholders. This Proxy Statement should be read in conjunction with the Trust's annual report. Copies of the reports are available without charge upon request to the Trust by calling 1-800-9-PRAXIS (1-800-977-2947) or by writing to the Trust at the above address.

     The following table identifies each Proposal and the Funds entitled to vote on each Proposal.

Proposal                                                         All Funds     International Fund
--------                                                        -----------   -------------------
1. To elect Trustees of the Trust ...........................        X
2. To approve a new sub-advisory agreement between the Fund's investment adviser and Evergreen Investment Management
   Company, LLC .............................................                           X
3. To ratify independent accountants for the Fund ...........        X

                                   PROPOSAL 1

          ELECTION OF NOMINEES TO THE BOARD OF TRUSTEES OF THE FUNDS.

     At the Meeting, you will be asked to elect each of Howard L. Brenneman, Bruce Harder, Karen Klassen Harder, Richard Reimer, R. Clair Sauder, Donald E. Showalter and Allen J. Yoder, Jr. as a Trustee of the Funds. Each of the nominees currently serves as a Trustee. Mr. Harder and Mr. Sauder were appointed by the Board in February 2000 and June 2002, respectively. The remaining Trustees were previously elected by the Trust's then sole shareholder. Mr. Brenneman and Mr. Harder is each deemed to be an "interested person" of the Trust for purposes of the Investment Company Act of 1940, as amended (the "1940 Act") and, therefore, serves as an "Interested Trustee" of the Trust. Each of the other nominees is not an "interested person" of the Trust for purposes of the 1940 Act (collectively, the "Independent Trustees"). All of the nominees will continue to serve as Trustees whether or not shareholders of the Funds approve this Proposal.

     The persons named as proxies on the enclosed proxy card(s) will vote for the election of each of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend.

     The primary responsibility of the Board is to represent the interests of shareholders of each Fund and to provide oversight of the management of the Fund. The Board of Trustees met four times during the fiscal year ended December 31, 2002. Each Trustee attended at least 75% of all Board and applicable committee meetings.

     The following information shows the Trustees/nominees for Trustee and the executive officers of the Funds and their principal occupations which, unless otherwise specified, are of more than five years duration, although the titles held may have varied during that period.

TRUSTEES/NOMINEES

Independent Trustees

                                                                                             Number of
                                   Position with                                           Portfolios in       Other
                                  the Trust, Term                                           Fund Complex   Directorships
                                of Office and Length          Principal Occupation          Overseen by       Held by
Name, Age and Address              of Time Served          During the Past Five Years         Trustee         Trustee
---------------------              --------------          --------------------------         -------         -------
Karen Klassen Harder, Ph.D.   Trustee since 12/2/93   Professor, Bluffton College               4               N/A
 Age: 47                                              (September 2001 - present);
 Bluffton College                                     Professor, Bethel College (January
 Bluffton, OH 45817                                   1990 - 2001)

Richard Reimer, Ph.D.         Trustee since 12/2/93   Retired; Professor of Economics,          4               N/A
 Age: 72                                              The College of Wooster (1962 -
 The College of Wooster                               1996); formerly Board member,
 Wooster, OH 44691                                    Mennonite Mutual Aid, Goshen,
                                                      Indiana, through December 2001

R. Clair Sauder               Trustee since 6/30/02   Partner, Encore Enterprises, LLC          4               N/A
 Age: 60                                              (May 2001 - present); Partner,
 630 Millcross Road                                   C&D Enterprises Unlimited
 Lancaster, PA 17601                                  (1982 - present)

                                                                                              Number of
                                 Position with                                              Portfolios in       Other
                                the Trust, Term                                              Fund Complex   Directorships
                              of Office and Length           Principal Occupation            Overseen by       Held by
Name, Age and Address            of Time Served           During the Past Five Years           Trustee         Trustee
---------------------            --------------           --------------------------           -------         -------
Donald E. Showalter, Esq.   Trustee since 12/2/93   Senior Partner, the law firm of              4               N/A
 Age: 62                                            Wharton, Aldhizer, & Weaver
 100 S. Mason St.                                   (June 1965 - present); Director,
 Harrisonburg, VA 22801                             Rockingham Heritage Bank (April
                                                    1998 - present)

Allen Yoder, Jr.            Trustee since 12/2/93   President, Jayco, Inc., manufacturer         4               N/A
 Age: 76                                            of recreational vehicles (retired)
 PO Box 460                                         (September 1993 - 1994);
 Middlebury, IN 46540                               President, Deutsch Kase Haus,
                                                    cheese manufacturer (retired)
                                                    (1985 - 2002)

Interested Trustees

Howard L. Brenneman*        Chairman and Trustee    President and CEO, Mennonite                 4               N/A
 Age: 63                    since 12/2/93           Mutual Aid (December 1991 -
 PO Box 483                                         present); business and financial
 Goshen, IN 46527                                   consultant, and Director of Strategic
                                                    Planning and Development, Prairie
                                                    View, Inc. (1986 - 1991)

Bruce Harder*               Trustee since 2/11/00   Executive Director for Finance and           4               N/A
 Age: 62                                            Administration, Tri-Met, the Tri-
 4012 SE 17th Ave.                                  County Metropolitan Transportation
 Portland, OR 97202                                 District of Oregon, public
                                                    transportation system for Portland,
                                                    Oregon (retired) (1986 - 2003);
                                                    Chairman of the Board, Mennonite
                                                    Mutual Aid, Goshen, Indiana

----------
* Indicates an "interested person" of the Trust, as that term is defined in
  Section 2(a)(19) of the 1940 Act. Mr. Brenneman and Mr. Harder are deemed to be interested persons because of their affiliation with each Fund's adviser.

Officers Who Are Not Trustees

                         Position with the Trust,
                            Term of Office and                Principal Occupation
Name, Age and Address     Length of Time Served            During the Past Five Years
---------------------     ---------------------            --------------------------
John L. Liechty         President since 8/19/97   Executive Management, Mennonite Mutual Aid
 Age: 49                                          (1976 - present)
 PO Box 483
 Goshen, IN 46527

Trent Statczar          Treasurer since 8/19/02   Vice President, BISYS Fund Services
 Age: 32                                          (1993 - present)
 3435 Stelzer Rd.
 Columbus, OH 43219

                              Position with the Trust,
                                 Term of Office and                      Principal Occupation
Name, Age and Address           Length of Time Served                 During the Past Five Years
---------------------           ---------------------                 --------------------------
Marlo J. Kauffman       Vice President since 12/2/93         Financial Services Operation Manager,
 Age: 46                                                     Mennonite Mutual Aid (1981 - present);
 PO Box 483                                                  President, Mennonite Mutual Aid (2003 -
 Goshen, IN 46527                                            present); OSJ Principal, ProEquities, Inc.
                                                             (1994 - present) (broker/dealer)

Walter B. Grimm         Vice President since 12/2/93         Senior Vice President, BISYS Fund Services
 Age: 56                                                     (June 1992 - present)
 3435 Stelzer Rd.
 Columbus, OH 43219

George Stevens          Secretary since 5/19/98              Vice President, BISYS Fund Services
 Age: 51                                                     (1996 - present)
 3435 Stelzer Rd.
 Columbus, OH 43219

Alaina Metz             Assistant Secretary since 11/12/96   Vice President, BISYS Fund Services
 Age: 38                                                     (June 1995 - present)
 3435 Stelzer Rd.
 Columbus, OH 43219

     As of September 30, 2003, the dollar range of equity securities owned by each Trustee in the Funds and the Fund Complex is as follows:

                                                                                                      Aggregate
                                                                                                    Dollar Range
                           Dollar Range                        Dollar Range                           of Equity
                            of Equity        Dollar Range       of Equity        Dollar Range     Securities in All
                          Securities in       of Equity       Securities in        of Equity       Funds Overseen
                            MMA Praxis      Securities in       MMA Praxis       Securities in      by Trustee in
                           Intermediate    MMA Praxis Core    International    MMA Praxis Value      MMA Praxis
Name of Trustee            Income Fund        Stock Fund           Fund           Index Fund         Fund Family
---------------            -----------        ----------           ----           ----------         -----------
Independent Trustees

 Karen Klassen Harder        None         $ 10,001-50,000        None               None         $ 10,001-50,000

 Richard Reimer              None          Over $100,000    $10,001-50,000    $10,001-50,000       Over $100,000

 R. Clair Sauder             None               None             None               None                None

 Donald E. Showalter         None               None        $     1-10,000          None         $      1-10,000

 Allen Yoder, Jr.       $10,001-50,000    $50,001-100,000   $10,001-50,000    $10,001-50,000       Over $100,000

Interested Trustees

 Howard L. Brenneman         None         $ 10,001-50,000   $10,001-50,000    $     1-10,000     $ 10,001-50,000

 Bruce C. Harder        $10,001-50,000    $ 10,001-50,000   $10,001-50,000    $     1-10,000     $50,001-100,000

     For the fiscal year ended December 31, 2002, the Trustees received the following compensation from the Trust and from certain other investment companies (if applicable) that have the same investment adviser as the Funds or an investment adviser that is an affiliated person of the Trust's investment adviser:

                                                  Pension or                              Total Compensation
                             Aggregate       Retirement Benefits                          From Registrant and
                         Compensation from     Accrued As Part     Est. Annual Benefits      Fund Complex
Name of Trustee              the Trust         of Fund Expenses       Upon Retirement      Paid to Trustees
---------------              ---------         ----------------       ---------------      ----------------
Independent Trustees

 Karen Klassen Harder         $ 4,000                --                    --                   $ 4,000

 Richard Reimer                 3,000                --                    --                     3,000

 R. Clair Sauder                2,000                --                    --                     2,000

 Donald E. Showalter            4,000                --                    --                     4,000

 Allen Yoder, Jr.               4,000                --                    --                     4,000

Interested Trustees

 Howard L. Brenneman            4,000                --                    --                     4,000

 Bruce Harder                   4,000                --                    --                     4,000

     Trustees receive from the Trust a fee of $1,000 for each Board of Trustees meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Committees of the Board of Trustees

     The Trust has an Audit Committee comprised solely of Independent Trustees, currently Messrs. Reimer, Sauder, Showalter and Yoder and Ms. Harder.

     The Board of Trustees has adopted a written charter for the Audit Committee. As set forth in its charter, the primary duties of the Trust's Audit Committee are: (a) to recommend the selection, retention or termination of accountants and, in connection therewith, to review information concerning the independence of the accountants and to receive the accountants' specific representations as to their independence; (b) to meet with the Trust's independent accountants, including private meetings, as necessary; (c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by the Funds' investment adviser, administrator or accountants; (d) to review the fees charged by the accountants for audit and non-audit services; (e) to investigate improprieties or suspected improprieties in Fund financial and accounting operations that are called to their attention;
(f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and (g) to pre-approve all audit and non-audit services to be rendered by the accountants and all audit services provided to the Trust's investment advisor, or any affiliate thereof that provides ongoing services to the Trust, relating to the operations and financial reporting of the Trust, and all non-audit services relating to the operations and financial reporting of the Trust, provided to the Trust's investment adviser or any affiliate thereof that provides ongoing services to the Trust, by any auditors with an ongoing relationship with the Trust. The Audit Committee met one time during the fiscal year ended December 31, 2002.

     The Trust also has a Nominating Committee that is comprised of all of the Independent Trustees. The Nominating Committee's primary responsibility is to nominate Trustee candidates when there is a vacancy on the Board. The Nominating Committee does not consider nominees from shareholders. The Nominating Committee met once during the fiscal year ended December 31, 2002.

Required Vote

     Election of each of Howard L. Brenneman, Bruce Harder, Karen Klassen Harder, Richard Reimer, R. Clair Sauder, Donald E. Showalter and Allen J. Yoder, Jr. as a Trustee requires the approval of a plurality of the votes cast at the Meeting.

     The Board unanimously recommends that the shareholders of each Fund vote FOR the election of each nominee as a Trustee.

                                   PROPOSAL 2

                        APPROVAL OF THE NEW SUB-ADVISORY
                       AGREEMENT WITH EVERGREEN INVESTMENT
                             MANAGEMENT COMPANY, LLC

            (For Shareholders of MMA Praxis International Fund only)

General Overview

     The Board is proposing that the current sub-advisory agreement (the "Current Agreement") between MMA Capital Management ("MMA"), investment adviser for the International Fund, and Oechsle International Advisors, LLC ("Oechsle") be terminated and that MMA enter into a new sub-advisory agreement with Evergreen Investment Management Company, LLC ("Evergreen") relating to International Fund (the "New Agreement"). At a meeting of the Board held on October 8, 2003, the New Agreement was approved unanimously by the Board, including all of the Trustees who are not parties to the New Agreement or interested persons of such parties. The effectiveness of the New Agreement on behalf of the International Fund is subject to approval by the shareholders of the International Fund.

     As the International Fund's investment adviser, MMA is responsible for monitoring the investment advisory services that Oechsle provides to the International Fund. At several recent Board meetings, MMA provided detailed information on the International Fund's underperformance compared to that of various performance-related benchmarks as well as other mutual funds with similar investment mandates. Following further study and the delivery of a detailed report to the Board at a meeting held on October 8, 2003, MMA recommended that the Current Agreement with Oechsle be terminated. After an extensive review of potential international equity portfolio managers, MMA recommended to the Board at that meeting that Evergreen be engaged to provide sub-advisory services to the International Fund. The Board determined to terminate the Current Agreement and ask shareholders of the International Fund to approve the New Agreement between MMA and Evergreen at the meeting.

     In connection with this proposal, there will be no change in the types of services provided to or the advisory fees paid by the International Fund.

     Appendix 1 shows the date when the International Fund commenced operations, the date the Current Agreement became effective, the date when the Current Agreement was last approved by the Board, the date to which the Current Agreement was last continued, and the date when the Current Agreement was last approved by the shareholders of the International Fund. The Current Agreement was last submitted to shareholders prior to its becoming effective, as required by the 1940 Act.

     The New Agreement must be voted upon by the shareholders of the International Fund. The New Agreement is expected to take effect on or before January 1, 2004, following shareholder approval of the New Agreement and the termination of the Current Agreement by the Board. If approved by shareholders of the International Fund, the New Agreement will remain in effect through January 1, 2005, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the International Fund, and, in either case, (ii) by a majority of the Trustees who are not parties to the New Agreement or "interested persons," as defined in the 1940 Act, of any such party (other than as Trustees).

Interim Agreement

     The Current Agreement with Oechsle will terminate effective December 9, 2003. The Board has approved an interim sub-advisory agreement (the "Interim Agreement") with Evergreen, the terms and conditions of which are substantially identical to the Current Agreement, apart from: (i) the rates of compensation payable by MMA to Evergreen under the Interim Agreement, which would be slightly less than the rate under the Current Agreement; (ii) clarification that MMA will provide guidance regarding the International Fund's stewardship investing guidelines and may remove portfolio securities that do not adhere to the Trust's socially responsible investing policy and that Evergreen will allow for inspection of books and records pertaining to securities transactions of the International Fund upon reasonable request; (iii) a provision that MMA will provide and update as necessary a list of affiliates of MMA; (iv) a provision that MMA will vote proxies or similar solicitations on behalf of the International Fund in accordance with its procedures; (v) the duration and termination of the agreement, which provides that the Interim Agreement shall continue until the sooner of (a) 150 days from the date the Interim Agreement is entered into, or
(b) the effective date of the New Agreement, if approved by shareholders; and
(vi) other immaterial, conforming changes.

Description of the New Agreement

     Generally. Under the New Agreement, Evergreen would provide investment sub-advisory services with respect to the International Fund. Subject to the supervision of the Board and MMA, Evergreen would assist MMA in providing a continuous investment program with respect to International Fund's portfolio, including investment research and management with respect to all securities and investments and cash equivalents in International Fund. Evergreen may, subject to MMA's review, determine the securities and investments to be purchased, sold or retained by International Fund, and Evergreen may place orders directly with the issuer or any broker or dealer for such securities and investments. Evergreen will provide services under the New Agreement in accordance with International Fund's investment objective, policies and restrictions as stated in International Fund's currently effective prospectus and statement of additional information, the Trust's Declaration of Trust and By-laws, each as amended from time to time, and resolutions of the Board applicable to International Fund.

     The New Agreement provides that Evergreen shall not be liable for any error of judgment or mistake of law or for any loss suffered by International Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Evergreen in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Unless sooner terminated, the New Agreement shall continue until January 1, 2005, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board or vote of the lesser of (a) 67% of the shares of International Fund represented at a meeting if holders of more than 50% of the outstanding shares of International Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of International Fund, provided that in either event its continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the New Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Agreement is terminable at any time without penalty, on 60 days' notice, by MMA, Evergreen or by the Board or by vote of the lesser of (a) 67% of the shares of International Fund represented at a meeting if holders of more than 50% of the outstanding shares of International Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of International Fund. The New Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or in the event of the termination of the management agreement between MMA and the Trust.

     The form of the New Agreement is attached as Exhibit A to this Proxy Statement and the description of its terms in this section is qualified in its entirety by reference to Exhibit A.

     Differences between the Current Agreement and the New Agreement. The terms of the New Agreement will be substantially similar to those included in the Current Agreement, except for the following provisions:

Generally:

o    the dates of execution and termination.

o the rates of compensation payable by MMA to Evergreen under the New Agreement, as set forth in Appendix 2, which would be slightly less than the rate under the Current Agreement.

o clarification that MMA will provide guidance regarding the International Fund's stewardship investing guidelines and may remove portfolio securities that do not adhere to the Trust's socially responsible investing policy and that Evergreen will allow for inspection of books and records pertaining to securities transactions of the Fund upon reasonable request.

o    that MMA will provide and update as necessary a list of affiliates of MMA.

o that MMA will vote proxies or similar solicitations on behalf of the International Fund in accordance with its procedures.

Duties:

o the New Agreement adds that Evergreen shall (i) keep MMA informed of developments materially affecting International Fund, (ii) maintain adequate security procedures with respect to materials relating to the New Agreement, including all means for effecting securities transactions; (iii) immediately notify MMA and the Trust if it becomes subject to statutory disqualification preventing it from serving as a sub-advisor or is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission ("SEC"); (iv) immediately forward to MMA any correspondence from the SEC or other regulatory authority that relates to International Fund; (v) cause International Fund to comply with Section 851(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code") regarding derivation of income from specified investment activities and Section 851(b)(4) of the Code regarding diversification of International Fund's assets; (vi) be responsible for maintaining an appropriate compliance program to ensure that its services are performed in a manner consistent with the applicable laws and the terms of the New Agreement and provide such reports and certifications regarding its compliance program as MMA or the Trust shall reasonably request from time to time; and (vii) maintain a written code of ethics that complies with the requirements of Rule 17j-1 under the 1940 Act and provide certain certificates regarding that code.

Representations and Warranties:

o Evergreen represents and warrants that it has reviewed the portion of the registration statement filed with the SEC, as amended from time to time for International Fund (the "Registration Statement"), with respect to the disclosure about Evergreen and International Fund, and except as advised in writing to MMA such Registration Statement, including the prospectus and any supplement contain, as of its date, no untrue statement of any material fact of which Evergreen has knowledge and do not omit any statement of a material fact of which Evergreen has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading. Evergreen further agrees to notify MMA of any changes that would cause the Registration Statement, including the prospectus for International Fund to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading, in each case relating to Evergreen and International Fund information of which Evergreen has knowledge.

o Evergreen also represents and warrants that for the entire time the New Agreement is in effect and for a period of two years thereafter, Evergreen will maintain a claims made bond issued by a reputable fidelity insurance company against larceny and embezzlement, covering each officer and employee of Evergreen, at a minimum level of $3 million which provides coverage for acts or alleged acts which occur during the period of the New Agreement.

Use of Names:

o Evergreen acknowledges and agrees that the names MMA Praxis, MMA Capital Management and MMA Praxis International Fund (whether used by themselves or in combination with other words), and abbreviations or logos associated with those names, are the valuable property of MMA and its affiliates; that the Trust, MMA and their affiliates have the right to use such names, abbreviations and logos; and that Evergreen shall use the names MMA Praxis, MMA Capital Management and MMA Praxis International Fund, and associated abbreviations and logos, only in connection with Evergreen's performance of its duties hereunder. Further, in any written communication with the public and in any marketing communications of any sort, Evergreen agrees to obtain prior written approval from MMA before using or referring to MMA Praxis, MMA Capital Management or MMA Praxis International Fund or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit Evergreen from referring to the performance of International Fund in Evergreen's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for International Fund, as those terms are used in the rules, regulations and guidelines of the SEC and the National Association of Securities Dealers, Inc.

o MMA acknowledges and agrees that in any written communication with the public and in any marketing communications of any sort, MMA will obtain prior written approval from Evergreen before referring to Evergreen or any abbreviations or logos associated with Evergreen.

Indemnifications:

o Evergreen agrees to indemnify and hold harmless MMA and the Trust against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which MMA or the Trust may become subject arising out of or based on the breach by Evergreen of any provisions of the New Agreement or any wrongful action by Evergreen; provided, however, that Evergreen shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by Evergreen and MMA or the Trust, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from MMA's or the Trust's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by MMA or the Trust of its duties. The foregoing indemnification shall be in addition to any rights that MMA or the Trust may have at common law or otherwise. Evergreen's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control MMA or the Trust, be controlled by MMA or the Trust, or be under common control with MMA or the Trust and their affiliates, trustees, officers, employees and agents. Evergreen's agreements in this paragraph shall also extend to any of the Trust's, International Fund's and MMA's successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

o MMA agrees to indemnify and hold harmless Evergreen against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which Evergreen may become subject arising out of or based on the breach by MMA of any provisions of the New Agreement or the management agreement between the Trust and MMA, or any wrongful action by MMA or its affiliates in the distribution of International Fund's shares, or any wrongful action by the Trust other than wrongful action that was caused by the breach by Evergreen of the provisions of the New Agreement; provided, however, that MMA shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by MMA and Evergreen shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from Evergreen's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by Evergreen of its duties. The foregoing indemnification shall be in addition to any rights that Evergreen may have at common law or otherwise. MMA's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control Evergreen, be controlled by Evergreen or be under common control with Evergreen and to each of Evergreen's and to each such person's respective affiliates, trustees, officers, employees and agents. MMA's agreements in this paragraph shall also extend to any of Evergreen's successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

Information About Evergreen and Oechsle

     Evergreen is a Delaware limited liability company that has been registered with the SEC as an investment adviser since 1972. Evergreen maintains its offices at 200 Berkeley Street, Boston, Massachusetts 02116. Evergreen has been providing asset management services to institutional and individual investors through a broad range of investment products since 1932, when it was founded. Led by 349 investment professionals, Evergreen applies a disciplined, team-based asset management approach, and manages more than $240.7 billion in assets (as of September 30, 2003). Evergreen is a wholly owned subsidiary of EIMCO Trust, 200 Berkeley Street, Boston, Massachusetts 02116. EIMCO Trust is 99% owned by Evergreen Investment Company, Inc., 200 Berkeley Street, Boston, Massachusetts 02116. Evergreen Investment Company, Inc. is a wholly-owned subsidiary of Wachovia Bank, N.A., 301 South College Street, Suite 4000, Charlotte, North Carolina 28288. Wachovia Bank, N.A. is a wholly owned subsidiary of Wachovia Corporation, 301 South College Street, Suite 4000, Charlotte, North Carolina 28288. Appendix 3 to this Proxy Statement sets forth information regarding the principal executive officers and directors of Evergreen.

     Appendix 8 sets for information regarding other investment companies advised by Evergreen that have investment objectives similar to the investment objectives of the International Fund.

     Oechsle is a Delaware limited liability company and maintains offices at One International Place, Boston, Massachusetts 02110. Appendix 3 to this Proxy Statement sets forth information regarding the principal executive officers and directors of Oechsle.

     Appendix 4 to this Proxy Statement sets forth the amount of fees paid to Oechsle under the Current Agreement during the fiscal year ended December 31, 2002. Appendix 5 to this Proxy Statement sets forth information concerning the amount and purpose of material payments (other than advisory fees) made by the Funds to Oechsle or Evergreen or any affiliated person of Oechsle or Evergreen during the fiscal year ended December 31, 2002.

Brokerage

     Under the New Agreement, Evergreen would select broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by Evergreen in servicing all of its accounts. In addition, not all of these services may be used by Evergreen in connection with the services they provide to the International Fund or the Trust. Evergreen may consider sales of shares of the International Fund as a factor in the selection of broker-dealers and may select broker-dealers who provide them with research services. Evergreen may choose broker-dealers that provide Evergreen with research services and may cause a client to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if Evergreen views the commissions as reasonable in relation to the value of the brokerage and/or research services. Evergreen will seek best execution, taking into account all relevant factors such as price, promptness of execution and other advantages to clients, including a determination that the commission paid is reasonable in relation to the value of the brokerage and/or research services. Evergreen is affiliated with Wachovia Securities, LLC ("Wachovia Securities"), a registered broker-dealer. Evergreen may select Wachovia Securities to execute transactions for the International Fund if it determines that Wachovia Securities will provide best execution with respect to such transactions, taking into account the factors described above. Evergreen will comply with the applicable provisions of the 1940 Act when selecting Wachovia Securities to execute transactions.

Evaluation of the New Sub-Advisory Relationship by the Board

     As the International Fund's investment adviser, MMA is responsible for monitoring the investment sub-advisory services provided to the International Fund, and in that role MMA has implemented guidelines for monitoring and evaluating investment sub-advisers which are designed to identify and retain superior managers and remove underperforming managers by implementing a consistent set of review procedures. Based upon these guidelines, MMA has provided detailed information on the International Fund's performance compared to that of various performance-related benchmarks as well as other mutual funds with similar investment mandates at several recent Board meetings. At a Board meeting on February 24, 2003, the Board adopted these guidelines as the Trust's Investment Manager Selection and Continuation Policy (the "Policy"). This Policy provides criteria by which the Board monitors and evaluates the Trust's investment managers, including consideration of a manager's (i) portfolio management team, including its experience level, personnel turnover rate, compensation incentives and the day-to-day portfolio management team, (ii) investment performance and style consistency, (iii) size and stability, including information concerning the manager's asset growth and ability to weather market downturns, (iv) cost structure and fees, and (v) commitment to adhering to the Trust's socially responsible investing policy. After an extensive review of potential international equity portfolio managers, the Board determined to terminate the Current Agreement and ask shareholders of the International Fund to approve the New Agreement between MMA and Evergreen.

     In determining whether to approve the New Agreement and to recommend its approval to shareholders, the Board, including all of the Independent Trustees, considered various materials and representations provided by Evergreen and met with senior representatives of Evergreen. The Independent Trustees were advised by independent legal counsel throughout this process. The Board met on October 8, 2003 to review and consider, among other things, information relating to the New Agreement.

     In evaluating the New Agreement, the Board considered information furnished by Evergreen and MMA, and gave weight to the following factors: (i) the investment management experience of Evergreen as a firm and its experience providing international investment advice in particular; (ii) the qualifications of individual investment personnel of Evergreen; (iii) Evergreen's blend of growth and value investment style and its focus on low portfolio volatility and risk that complements the International Fund's investment objectives and strategies; (iv) Evergreen's plans with respect to the operation and management of the International Fund, including Evergreen's plans to employ a team approach to the management of the International Fund; (v) data regarding Evergreen's investment performance, including Evergreen's high ranking under the Policy described above; (vi) information regarding the financial resources of Evergreen, including its significant assets under management and reputation throughout the industry; (vii) Evergreen's sub-advisory client service program, including its willingness to provide ongoing client servicing support; (viii) the reports and analyses of industry consultants regarding the quality of Evergreen's investment style and performance as a portfolio manager; and (ix) while Evergreen has never managed a socially responsible investment mutual fund before, Evergreen has experience managing funds with specified investment guidelines prohibiting investments in particular industries or companies.

     The Board also considered that the terms of the New Agreement will be substantially similar to those included in the Current Agreement, except as described above. The Board also noted that, while the investment advisory fee paid by the International Fund would not change, the fee rates paid by MMA to Evergreen under the New Agreement would be slightly less than the current fee rate paid to Oechsle. In considering the slight reduction in fee rates paid to Evergreen, the Board considered that MMA has entered into an expense limitation agreement with respect to the International Fund until April 30, 2004, pursuant to which MMA has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the total annual operating expenses of the Class A and the Class B shares of the International Fund to 1.50% and 2.15% of the Fund's average daily net assets, respectively. Without taking into account such fee waivers and/or reimbursements by MMA, the total annual operating expenses of the Class A and the Class B shares of the International Fund were 2.24% and 2.74% of the Fund's average daily net assets, respectively, as of December 31, 2002.

     Based upon its evaluation, the Board concluded that MMA's engagement of Evergreen would provide the International Fund with access to high quality management and sub-advisory services and capabilities and that the provision of sub-investment advisory services by Evergreen is in the best interests of the International Fund. The Board concluded further that the terms of the New Agreement, including the fees contemplated thereby, are fair and reasonable and in the best interest of the International Fund and its shareholders.

     Accordingly, the Trustees, including the Independent Trustees, unanimously voted to approve the New Agreement for the International Fund and to submit the New Agreement to the International Fund's shareholders for approval.

     If the shareholders of the International Fund should fail to approve the New Agreement, the Interim Agreement would remain in effect for the International Fund and the Board would meet to consider appropriate action for the International Fund, consistent with its fiduciary duties.

Required Vote

     Shareholders of the International Fund must approve the New Agreement. Approval of this Proposal 2 by the International Fund requires an affirmative vote of the lesser of (i) 67% or more of the International Fund's shares present at the Meeting if more than 50% of the outstanding shares of the International Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the International Fund.

     The Board unanimously recommends that the shareholders of the International Fund vote "FOR" this Proposal.

                                   PROPOSAL 3

               RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP
                  AS THE INDEPENDENT ACCOUNTANTS FOR EACH FUND

     It is intended that proxies cast by each Fund's shareholders not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Independent Trustees of the Funds, of Ernst & Young LLP ("Ernst & Young") under Section 32(a) of the 1940 Act as the Funds' independent accountants, to certify every financial statement of each Fund required by any law or regulation to be certified by independent accountants and filed with the SEC in respect of all or any part of the fiscal year of the Fund ending December 31, 2003.

     The Funds have been advised that neither Ernst & Young nor any of its partners has any direct or material indirect financial interest in the Funds. Accounting services to be performed by Ernst & Young for the Funds will consist of the examination of the annual financial statements of the Fund, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the SEC and attendance at some meetings of the Audit Committee and/or Board of Trustees. Ernst & Young also will perform non-audit services consisting of review and/or preparation of income tax returns of the Fund.

Fees Paid to Ernst & Young

     Upon the recommendation of the Audit Committee, the Board selected Ernst & Young as the Trust's independent accountants for the fiscal year ending December 31, 2003.

     Audit Fees. The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Trust's annual financial statements for the fiscal years ended December 31, 2001 and 2002 were $36,634 and $36,857, respectively.

     Audit-Related Fees. No fees were billed by Ernst & Young for professional services rendered that are related to the audit of the Trust's annual financial statements but not reported under "Audit-Fees" above for the fiscal years ended December 31, 2001 and 2002, nor were fees billed by Ernst & Young for such services rendered to MMA, or an affiliate thereof that provides ongoing services to the Trust, relating to the operations and financial reporting of the Trust and subject to pre-approval by the Audit Committee, for the fiscal years ended December 31, 2001 and 2002.

     Tax Fees. The aggregate fees billed by Ernst & Young for professional services rendered for tax compliance for the fiscal years ended December 31, 2001 and 2002 were $6,000 and $6,143, respectively. No fees were billed by Ernst & Young for such services rendered to MMA, or an affiliate thereof that provides ongoing services to the Trust, relating to the operations and financial reporting of the Trust and subject to pre-approval by the Audit Committee, for the fiscal years ended December 31, 2001 and 2002.

     All Other Fees. No fees were billed by Ernst & Young for professional services rendered for products and services other that those described above for the fiscal years ended December 31, 2001 and 2002, nor were fees billed by Ernst & Young for such services rendered to MMA, or an affiliate thereof that provides ongoing services to the Trust, relating to the operations and financial reporting of the Trust and subject to pre-approval by the Audit Committee, for the fiscal years ended December 31, 2001 and 2002.

     The Audit Committee has considered whether the services described above are compatible with Ernst & Young's independence. The Audit Committee pre-approves the engagement of any accountant for audit or non-audit services pursuant to the provisions of the Audit Committee charter. Pre-approval has not been waived in respect of services described above.

     The aggregate non-audit fees billed by Ernst & Young for services rendered to the Trust and to MMA, or an affiliate thereof that provides ongoing services to the Trust, for the fiscal years ended December 31, 2001 and 2002 were $6,000 and $6,143, respectively.

     Representatives of Ernst & Young are not expected to be present at the Meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Required Vote

     Shareholders of each Fund must separately approve this Proposal. Approval of this Proposal by a Fund requires the approval by a majority of the total shares voted, in person or by proxy, at the Meeting, provided a quorum is represented in person or by proxy.

     The Board unanimously recommends that the shareholders of each Fund vote FOR this Proposal.

                               GENERAL INFORMATION

Other Matters to Come Before the Meeting

     Management of the Funds does not know of any matter to be presented at the Meeting other than that described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.


Investment Manager and Service Providers

     MMA, 1110 North Main Street, Goshen, Indiana 46528 is the investment adviser of the Funds.

     The Trust's transfer agent is BISYS Fund Services Ohio, Inc. ("BISYS Ohio"). The Trust's administrator, fund accountant and principal underwriter is BISYS Fund Services Limited Partnership ("BISYS"). Both BISYS Ohio and BISYS are located at 3435 Stelzer Road, Columbus, Ohio 43219.

     Fifth Third Bank, Cincinnati, Ohio, acts as custodian of the Trust's assets, and Mellon Global Securities Services, Boston, Massachusetts, acts as sub-custodian for the International Fund's assets, until December 8, 2003. After that date, The Northern Trust Company, Chicago, Illinois, will act as custodian of all of the Trust's assets.

Voting Rights

     Shareholders of record on October 29, 2003 (the "record date") are entitled to be present and to vote at the Meeting or any adjournment or postponement thereof. As of the record date, each Fund offered multiple classes of shares to the public. Each Fund may vote separately on matters affecting only that Fund, and each class of shares of each Fund may vote separately on matters affecting only that class or affecting that class differently from other classes. Shareholders of each Fund will vote on each Proposal as a single class regardless of the class of shares they own. Appendix 6 sets forth the number of shares of each class of each Fund issued and outstanding as of the record date.

     Forty percent of the shares of a Fund, represented by proxy or in person and regardless of class, will constitute a quorum for that Fund as to matters presented at the Meeting. In the event that a quorum of shareholders is not represented at the Meeting with respect to one or more Funds, the Meeting may be adjourned by a majority of the applicable Fund's shareholders present in person or by proxy until a quorum exists. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the Meeting. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the applicable Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted in favor of a Proposal. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     The Funds expect that, before the Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

     Abstentions and broker non-votes will have the effect of a "no" vote on Proposals 2 and 3. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposal 1.

     The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Proxy Statement. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust.

Beneficial Owners

     To the best of the Trust's knowledge, as of the record date, no Trustee of the Trust owned beneficially 1% or more of the outstanding shares of any class of a Fund, and the Trustees and officers of the Trust beneficially owned, as a group, less than 1% of the shares of each class of each Fund.

     To the best of the Trust's knowledge, as of the record date, no person owned beneficially more than 5% of any class of any Fund, except as set forth in Appendix 7.

Expenses

     The Funds will pay the expenses in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses and out-of-pocket expenses.

Shareholder Proposals

     The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted to the Trust at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

     Please complete the enclosed proxy card(s) and return the card(s) in the enclosed self-addressed, postage-paid envelope promptly.

By Order of the Board,

/s/ John L. Liechty

John L. Liechty
President

                                                                       Exhibit A

                                     FORM OF
                        SUB-INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made this 1st day of January, 2004, between Menno Insurance Service, Inc. d/b/a MMA Capital Management (the "Adviser"), and Evergreen Investment Management Company, LLC (the "Sub-Adviser").

     WHEREAS, MMA Praxis Mutual Funds (the "Trust") is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, MMA Praxis International Fund (the "Fund") is a separate investment series of the Trust; and

     WHEREAS, the Adviser has been appointed investment adviser to the Fund; and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for the Fund and the Sub-Adviser is willing to do so; and

     WHEREAS, the Adviser and the Sub-Adviser are each duly registered with the Securities and Exchange Commission (the "Commission") as investment advisers and their respective registrations are current and in good order; and

     WHEREAS, the Board of Trustees of the Trust (the "Board") and the Fund's shareholders have approved this Agreement, and the Sub-Adviser is willing to furnish such services upon terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows;

     1. Appointment. The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Fund. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. Sub-Advisory Services. Subject to the supervision of the Board and the Adviser, the Sub-Adviser shall assist the Adviser in providing a continuous investment program with respect to the Fund's portfolio, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser may determine the securities and investments to be purchased, sold or retained by the Fund in accordance with the Adviser's stewardship investing guidelines. In cooperation with the Sub-Adviser, the Adviser will provide guidance regarding individual securities and/or sectors that shall not be purchased for the Fund and reserves the right to remove securities from the Fund that do not meet the Adviser's social screens. The Sub-Adviser may place orders directly with the issuer or any broker or dealer for such securities and investments. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's currently effective prospectus and statement of additional information, the Trust's Declaration of Trust and By-laws, each as amended from time to time, and resolutions of the Board applicable to the Fund, each as provided to the Sub-Adviser by the Adviser. The Sub-Adviser shall have authority to enter into and execute agreements on behalf of the Fund relating to the acquisition or disposition of investment assets and the execution of portfolio transactions pursuant to the Sub-Adviser's management of the Fund under this Agreement. Such agreements may include foreign exchange contracts and other transactional agreements. Nothing contained herein, however, shall be deemed to authorize the Sub-Adviser to take or receive physical possession of any cash or securities held in the Fund, it being intended that sole responsibility for safekeeping thereof (in such investments as the Sub-Adviser shall direct) and the consummation of all such purchases, sales, deliveries, and investments made pursuant to the Sub-Adviser's direction shall rest upon the custodian for the Fund. The parties hereto also agree that the Sub-Adviser shall not receive or vote proxies or other similar solicitations on behalf of the Fund and that such proxies and other similar solicitations shall be voted by the Adviser in accordance with its procedures. The Sub-Adviser warrants that all actions taken in the exercise of the power herein granted to the Sub-Adviser will be taken solely and exclusively for the benefit of the Fund.

     Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it:

     (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

     (b) will conform with all applicable Rules and Regulations of the Commission under the 1940 Act and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Sub-Adviser;

     (c) will place or cause to be placed orders for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation and to the extent permitted by the 1940 Act, when the execution and price offered by two or more brokers or dealers are comparable, the Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to BISYS Fund Services, the Adviser, the Sub-Adviser or any affiliated person of the Trust, BISYS Fund Services, the Sub-Adviser or the Adviser, except to the extent permitted by the 1940 Act and the Commission. The Adviser shall provide to the Sub-Adviser a list of each affiliate of the Adviser and the Trust immediately upon entering into this Agreement and shall notify the Sub-Adviser immediately in writing in the event of any changes to such list. Any action taken for the purpose of this Agreement by the Adviser and/or the Fund, at the discretion of either or both, with regard to the placement of securities transactions shall be the Adviser's and the Fund's sole liability and responsibility, including the performance of any broker.

          The Sub-Adviser may use one or more of its affiliated, or other parties related to the Sub-Adviser, as brokers for effecting securities transactions for the Fund, and pay, on behalf of the Fund, fair and reasonable brokerage commissions therefor, but only in accordance with procedures adopted by the Fund pursuant to Rule 17e-1;

     (d) will maintain or cause to be maintained all books and records with respect to the securities transactions of the Fund and will furnish the Board with such periodic and special reports as the Board may request and allow for inspection of said books and records upon reasonable request;

     (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Fund and prior, present, or potential shareholder, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, or as required by applicable law, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil and criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust;

     (f) will keep the Adviser informed of developments materially affecting the Fund and will, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser, furnish to the Adviser from time to time whatever information the Adviser reasonably believes appropriate for this purpose;

     (g) will maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions;

     (h) will immediately notify the Adviser and the Trust in the event that the Sub-Adviser: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory authority;

     (i) will immediately forward to the Adviser, upon receipt, any correspondence from the Commission or other regulatory authority that relates to the Fund;

     (j) will cause the Fund to comply with the requirements of (i) Section 851(b)(2) of the Internal Revenue Code of 1986, as amended (the "Code") regarding derivation of income from specified investment activities, and (ii) Section 851(b)(4) of the Code regarding diversification of the Fund's assets;

     (k) will be responsible for maintaining an appropriate compliance program to ensure that the services provided by the Sub-Adviser under this Agreement are performed in a manner consistent with the applicable laws and the terms of this Agreement. The Sub-Adviser agrees to provide such reports and certifications regarding its compliance program as the Adviser or the Trust shall reasonably request from time to time; and

     (l) will maintain a written Code of Ethics that complies with the requirements of Rule 17j-1 under the 1940 Act. The Sub-Adviser certifies that it has adopted procedures reasonably necessary to prevent its "access persons," as such term is defined in Rule 17j-1, from violating the Code of Ethics. The Sub-Adviser shall notify the Board upon the adoption of any material change to its Code of Ethics so that the Board, including a majority of the Trustees who are not interested persons of the Trust, may approve such change not later than six months after its adoption by the Sub-Adviser, as required by Rule 17j-1. The Sub-Adviser also shall provide the Trust with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code. Within 45 days of the end of each calendar year while this Agreement is in effect (or more frequently if required by Rule 17j-1 or as the Trust may reasonably request), the Sub-Adviser shall provide the Board with a written report that, as required by Rule 17j-1: (i) describes any issue arising under the Sub-Adviser's Code of Ethics or related procedures since the last report to the Board, including, but not limited to, information about material violations of the Code or related procedures and sanctions imposed in response to material violations, and (ii) certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics. Upon the written request of the Trust, the Sub-Adviser shall permit the Trust to examine the reports to be made by the Sub-Adviser under Rule 17j-1(d) and the records the Sub-Adviser maintains pursuant to Rule 17j-1(f).

     3. Services Not Exclusive. Except as provided herein, the services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as it services under this Agreement are not impaired thereby. The Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their clients which may differ from advice given, or the timing or nature of action taken, with respect to the Fund. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale for the Fund any security or other property which the Sub-Adviser or its affiliates may purchase or sell for their own account or for the account of any other client, if in the Sub-Adviser's sole discretion, such action or such recommendation is undesirable or impractical for the Fund. Nothing in this Agreement shall limit or restrict the Sub-Adviser or its affiliates from trading for their own account. The Sub-Adviser and its affiliates or other clients may have or trade in investments which are at the same time being traded for the Fund. The Sub-Adviser shall have no obligation to acquire for the Fund a position which the Sub-Adviser or its affiliates may acquire for their own or the account of another client, so long as it continues to be the policy and practice of the Sub-Adviser not to favor or disfavor any client or class of clients in the allocation of investment opportunities.

     4. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities' commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

     6. Compensation. For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Sub-Adviser will be entitled to a fee, computed daily and payable monthly, calculated at the annual rate of 0.48% of the Fund's average daily net assets up to and including $100 million, and 0.45% of the Fund's average daily net assets over $100 million.

     7. Limitation of Liability. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute waiver or limitation of any rights which the undersigned may have under any federal and state securities laws.

     8. Duration and Termination. Unless sooner terminated, this Agreement shall continue until January 1, 2005, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board or vote of the lesser of
(a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, on 60 days' notice, by the Adviser, the Sub-Adviser or by the Board or by vote of the lesser of (a) 67% of the share of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or in the event of the termination of the management agreement between the Adviser and the Trust (the "Management Agreement").

     9. Sub-Adviser's Representations. The Sub-Adviser hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

     The Sub-Adviser further represents and warrants that the Sub-Adviser has reviewed the portion of (i) the registration statement filed with the Commission, as amended from time to time for the Fund (the "Registration Statement"), in the form received from the Adviser with respect to the disclosure about the Sub-Adviser and the Fund of which the Sub-Adviser has knowledge, and except as advised in writing to the Adviser such Registration Statement, including the prospectus and any supplement contain, as of its date, no untrue statement of any material fact of which the Sub-Adviser has knowledge and do not omit any statement of a material fact of which the Sub-Adviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Adviser further agrees to notify the Adviser of any changes that would cause the Registration Statement, including the prospectus for the Fund to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading, in each case relating to Sub-Adviser and Fund information of which the Sub-Adviser has knowledge.

     The Sub-Adviser also represents and warrants that for the entire time this Agreement is in effect and for a period of two years thereafter, the Sub-Adviser will maintain a claims made bond issued by a reputable fidelity insurance company against larceny and embezzlement, covering each officer and employee of the Sub-Adviser, at a minimum level of $3 million which provides coverage for acts or alleged acts which occur during the period of this Agreement.

     10.  Use of Names.

     (a) The Sub-Adviser acknowledges and agrees that the names MMA Praxis, MMA Capital Management and MMA Praxis International Fund (whether used by themselves or in combination with other words), and abbreviations or logos associated with those names, are the valuable property of the Adviser and its affiliates; that the Trust, the Adviser and their affiliates have the right to use such names, abbreviations and logos; and that the Sub-Adviser shall use the names MMA Praxis, MMA Capital Management and MMA Praxis International Fund, and associated abbreviations and logos, only in connection with the Sub-Adviser's performance of its duties hereunder. Further, in any written communication with the public and in any marketing communications of any sort, the Sub-Adviser agrees to obtain prior written approval from the Adviser before using or referring to MMA Praxis, MMA Capital Management or MMA Praxis International Fund or any abbreviations or logos associated with those names; provided that nothing herein shall be deemed to prohibit the Sub-Adviser from referring to the performance of the Fund in the Sub-Adviser's marketing material as long as such marketing material does not constitute "sales literature" or "advertising" for the Fund, as those terms are used in the rules, regulations and guidelines of the Commission and the National Association of Securities Dealers, Inc.

     (b) The Adviser acknowledges and agrees that in any written communication with the public and in any marketing communications of any sort, the Adviser will obtain prior written approval from the Sub-Adviser before referring to the Sub-Adviser or any abbreviations or logos associated with the Sub-Adviser.

     11.  Indemnifications.

     (a) The Sub-Adviser agrees to indemnify and hold harmless the Adviser and the Trust against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Adviser or the Trust may become subject arising out of or based on the breach by the Sub-Adviser of any provisions of this Agreement or any wrongful action by the Sub-Adviser; provided, however, that the Sub-Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Sub-Adviser and the Adviser or the Trust, as the case may be, shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Adviser's or the Trust's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Adviser or the Trust of its duties. The foregoing indemnification shall be in addition to any rights that the Adviser or the Trust may have at common law or otherwise. The Sub-Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Adviser or the Trust, be controlled by the Adviser or the Trust, or be under common control with the Adviser or the Trust and their affiliates, trustees, officers, employees and agents. The Sub-Adviser's agreements in this paragraph shall also extend to any of the Trust's, Fund's and Adviser's successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

     (b) The Adviser agrees to indemnify and hold harmless the Sub-Adviser against any losses, expenses, claims, damages or liabilities (or actions or proceedings in respect thereof), to which the Sub-Adviser may become subject arising out of or based on the breach by the Adviser of any provisions of this Agreement or the Management Agreement, or any wrongful action by the Adviser or its affiliates in the distribution of the Fund's shares, or any wrongful action by the Trust other than wrongful action that was caused by the breach by the Sub-Adviser of the provisions of this Agreement; provided, however, that the Adviser shall not be liable under this paragraph in respect of any loss, expense, claim, damage or liability to the extent that a court having jurisdiction shall have determined by a final judgment, or independent counsel agreed upon by the Adviser and the Sub-Adviser shall have concluded in a written opinion, that such loss, expense, claim, damage or liability resulted primarily from the Sub-Adviser's willful misfeasance, bad faith or gross negligence or by reason of the reckless disregard by the Sub-Adviser of its duties. The foregoing indemnification shall be in addition to any rights that the Sub-Adviser may have at common law or otherwise. The Adviser's agreements in this paragraph shall, upon the same terms and conditions, extend to and inure to the benefit of each person who may be deemed to control the Sub-Adviser, be controlled by the Sub-Adviser or be under common control with the Sub-Adviser and to each of the Sub-Adviser's and to each such person's respective affiliates, trustees, officers, employees and agents. The Adviser's agreements in this paragraph shall also extend to any of the Sub-Adviser's successors or the successors of the aforementioned affiliates, trustees, officers, employees or agents.

     12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     13. Governing Law. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the State of Delaware.

     14. Notices. All notices, instructions, or advice permitted or required under this Agreement shall be deemed to have been properly given if sent by registered U.S. mail, first class postage prepaid, return receipt requested, or by overnight courier, all addressed as follows:

If to the Fund:

Attention: John Liechty

MMA Capital Management
1110 N. Main Street
Goshen, IN 46526
Fax Number 219-534-4381

If to the Sub-Adviser:

Attention: Pamela Rose

Evergreen Investment Management Company, LLC
401 South Tryon Street, Suite 500
Charlotte, NC 28288
Fax Number 704-383-1869

     15. The Fund and the Adviser acknowledge receipt of the Sub-Adviser's Form ADV, Part II, at least 48 hours in advance of entering into this Agreement.

     16. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be effective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement in any other jurisdiction.

     IN WITNESS WHEREOF, the parties thereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                      MENNO INSURANCE SERVICE, INC. d/b/a MMA
                                      CAPITAL MANAGEMENT



                                      By: _____________________________________


                                      Name: ___________________________________


                                      Title: __________________________________







                                      EVERGREEN INVESTMENT MANAGEMENT
                                      COMPANY, LLC



                                      By: _____________________________________


                                      Name: ___________________________________


                                      Title: __________________________________

                                                                      Appendix 1

             Dates Relating to the Current Sub-Advisory Agreement


                                    Date Current       Date Current      Date to which     Date Current
                     Date of         Agreement        Agreement Last        Current          Agreement
                   Commencement        Became          Approved by       Agreement was       was Last
                  of Operations    Effective With       Board with       Last Continued     Approved by
      Fund           of Fund*     Respect to Fund    Respect to Fund        for Fund       Shareholders
---------------- --------------- ----------------- ------------------- ----------------- ----------------
  MMA Praxis     April 1, 1997    October 8, 1998   November 18, 2002   January 1, 2004  August 17, 1998
International
    Fund

----------
* Represents the date on which the series began operations as an investment company.

                                                                      Appendix 2

     Fee Rates Payable under the Current Sub-Advisory Agreement and the New
                             Sub-Advisory Agreement

                                                                                   Aggregate
                                                                                     Amount
                                                                                    Oechsle
                                                                                   Would Have
                                                                                    Received
                                                                 Aggregate         During the
                                                                 Amount of        Fiscal Year
                                                               Oechsle's Fee         Ended
                        Fee Rate            Fee Rates            during the       December 31,
                       Payable to           Payable to          Fiscal Year        2002 under
                     Oechsle under          Evergreen              Ended         the Fee Rates
                      the Current         under the New         December 31,     under the New     Percentage
       Fund            Agreement            Agreement               2002           Agreement       Difference
-----------------   ---------------   ---------------------   ---------------   ---------------   -----------
   MMA Praxis            0.50%        0.48% of the Fund's         $456,560          $434,983          4.7%
 International                         average daily net
      Fund                              assets up to and
                                         including $100
                                       million, and 0.45%
                                         of the Fund's
                                       average daily net
                                        assets over $100
                                            million

                                                                      Appendix 3

            Directors and Principal Executive Officers of Evergreen

Name                   Position and Principal Occupation            Address
----                   ---------------------------------            -------
W. Douglas Munn      Executive Managing Director,           Evergreen Investments
                     Chief Operations Officer and           200 Berkeley Street
                     Head of Mutual Funds                   Boston, MA 02116

Dennis H. Ferro      President, Chief Executive Officer     Wachovia Corporation
                     and Chief Investment Officer           401 S. Tryon Street
                                                            Charlotte, NC 28288

James F. Angelos     Chief Compliance Officer,              Evergreen Investments
                     Senior Vice President -- Boston        200 Berkeley Street
                                                            Boston, MA 02116

Michael H. Koonce    Secretary, Chief Legal Officer         Evergreen Investments
                                                            200 Berkeley Street
                                                            Boston, MA 02116

Richard S. Gershen   Executive Managing Director and        Wachovia Corporation
                     Chief Operating Officer                401 S. Tryon Street
                                                            Charlotte, NC 28288

Thomas W. Trickett   Chief Financial Officer                Wachovia Corporation
                                                            401 S. Tryon Street
                                                            Charlotte, NC 28288

Barbara A. Lapple    Chief Compliance Officer --            Wachovia Corporation
                     Charlotte                              401 S. Tryon Street
                                                            Charlotte, NC 28288

             Directors and Principal Executive Officers of Oechsle

Name                      Position and Principal Occupation              Address
----                      ---------------------------------              -------
L. Sean Roche           Managing Principal, COO and             Oechsle International
                        Portfolio Manager/Research Analyst      Advisors, LLC
                                                                One International Place
                                                                Boston, MA 02110

Stephen P. Langer       Principal and Director of Marketing     Oechsle International
                                                                Advisors, LLC
                                                                One International Place
                                                                Boston, MA 02110

S. Dewey Keesler, Jr.   Principal, Chief Investment Officer     Oechsle International
                        and Portfolio Manager/Research          Advisors, LLC
                        Analyst                                 One International Place
                                                                Boston, MA 02110

Warren R. Walker        Principal, Director of OIA Ltd. and     Oechsle International
                        Portfolio Manager/Research Analyst      Advisors, LLC
                                                                One International Place
                                                                Boston, MA 02110

                                                                      Appendix 4

               Fees Paid to Oechsle under the Current Agreement

                                        Fees Paid to Oechsle under the Current Agreement
                Fund                       During Fiscal Year Ended December 31, 2002
------------------------------------   -------------------------------------------------
    MMA Praxis International Fund                           $456,560

                                                                      Appendix 5

           Fees Paid by the Funds to Affiliates of Evergreen During the Fiscal Year Ended December 31, 2002.

                    Fund                       Fees Paid*
-------------------------------------------   -----------
    MMA Praxis Intermediate Income Fund          $ 26
        MMA Praxis Core Stock Fund               $221
       MMA Praxis International Fund             $319
        MMA Praxis Value Index Fund              $  0

----------
* These fees were paid to First Clearing Corporation, an affiliate of Evergreen, for 12b-1 fees on shares sold during the fiscal year ended December 31, 2002. It is expected that these services will continue to be provided if shareholders of the International Fund approve the New Agreement.

            Fees Paid by the Funds to Affiliates of Oechsle During
                   the Fiscal Year Ended December 31, 2002.

                    Fund                       Fees Paid
-------------------------------------------   ----------
    MMA Praxis Intermediate Income Fund       $0
        MMA Praxis Core Stock Fund            $0
       MMA Praxis International Fund          $0
        MMA Praxis Value Index Fund           $0

                                                                      Appendix 6

                  Fund Shares Outstanding on the Record Date

                  Fund                       Class      Shares Outstanding on Record Date
----------------------------------------   ---------   ----------------------------------
   MMA Praxis Intermediate Income Fund      Class A               3,827,767.661
   MMA Praxis Intermediate Income Fund      Class B               4,364,960.477
        MMA Praxis Core Stock Fund          Class A               3,067,556.914
        MMA Praxis Core Stock Fund          Class B              10,116,495.832
      MMA Praxis International Fund         Class A              10,244,937.543
      MMA Praxis International Fund         Class B               2,306,266.062
       MMA Praxis Value Index Fund          Class A               2,884,324.408
       MMA Praxis Value Index Fund          Class B                 612,816.324

                                                                      Appendix 7

           5% Beneficial Owners of Fund Shares as of the Record Date

                                  Name and Address of       Amount and Nature of   Percentage of
  Title of Class of Shares         Beneficial Owner*        Beneficial Ownership    Class Owned
--------------------------- ------------------------------ ---------------------- --------------
   MMA Praxis Core Stock      Charles Schwab & Co., Inc.          542,930.906          17.70%
       Fund -- Class A       Special Cust. Acct. for the
                                      Exclusive
                                  101 Montgomery St.
                               San Francisco, CA 94104

   MMA Praxis Core Stock              MMATCO LLP                  474,328.662          15.46%
       Fund -- Class A             1110 N. Main St.
                                   Goshen, IN 46528

   MMA Praxis Core Stock     Reliance Trust Co. Custodian         201,272.722           6.56%
       Fund -- Class A        FBO SBM Transport LLC 401
                                     PO Box 48449
                                  Atlanta, GA 30362

   MMA Praxis Core Stock      Donaldson Lufkin Jenrette           162,756.14            5.31%
       Fund -- Class A       Securities Corporation Inc.
                                    P.O. Box 2052
                              Jersey City, NJ 07303-9998

  MMA Praxis Intermediate             MMATCO LLP                1,232,163.635          32.19%
   Income Fund -- Class A          1110 N. Main St.
                                   Goshen, IN 46528

  MMA Praxis Intermediate      The Mennonite Foundation           871,966.088          22.78%
   Income Fund -- Class A   Dwight & Fannie Heatwole Gift
                                     P.O. Box 483
                                   Goshen, IN 46527

  MMA Praxis Intermediate        Mennonite Mutual Aid             430,045.624          11.23%
   Income Fund -- Class A          Association/MSA
                                   Donald Lamar EBY
                                   1110 N. Main St.
                                     P.O. Box 483
                                   Goshen, IN 46528

  MMA Praxis Intermediate     Donaldson Lufkin Jenrette           326,404.239           7.48%
   Income Fund -- Class B    Securities Corporation Inc.
                                    P.O. Box 2052
                              Jersey City, NJ 07303-9998

 MMA Praxis International      The Mennonite Foundation         4,038,599.102          39.42%
       Fund -- Class A               P.O. Box 483
                                       Reinvest
                                Goshen, IN 46527-0483

 MMA Praxis International     Mennonite Retirement Trust        2,479,320.905          24.20%
       Fund -- Class A               P.O. Box 483
                                 Attn: Marlo Kauffman
                                   Goshen, IN 46527

                                 Name and Address of      Amount and Nature of   Percentage of
  Title of Class of Shares        Beneficial Owner*       Beneficial Ownership    Class Owned
--------------------------- ---------------------------- ---------------------- ---------------
 MMA Praxis International    Charles Schwab & Co. Inc.        1,289,257.641          12.58%
       Fund -- Class A      Special Cust. Acct. for the
                                     Exclusive
                                 101 Montgomery St.
                              San Francisco, CA 94104

 MMA Praxis International            MMATCO LLP                 562,010.042           5.49%
       Fund -- Class A            1110 N. Main St.
                                  Goshen, IN 46528

 MMA Praxis International    Donaldson Lufkin Jenrette          187,294.354           8.12%
       Fund -- Class B      Securities Corporation Inc.
                                   P.O. Box 2052
                             Jersey City, NJ 07303-9998

  MMA Praxis Value Index     Mennonite Retirement Trust       1,122,518.478          38.92%
       Fund -- Class A              P.O. Box 483
                                Attn: Marlo Kauffman
                                  Goshen, IN 46527

  MMA Praxis Value Index      The Mennonite Foundation          897,961.987          31.13%
       Fund -- Class A              P.O. Box 483
                                      Reinvest
                               Goshen, IN 46527-0483

  MMA Praxis Value Index             MMATCO LLP                 155,924.733           5.41%
       Fund -- Class A            1110 N. Main St.
                                  Goshen, IN 46528

  MMA Praxis Value Index     Donaldson Lufkin Jenrette           61,982.024          10.11%
       Fund -- Class B      Securities Corporation Inc.
                                   P.O. Box 2052
                             Jersey City, NJ 07303-9998

----------
* Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

                                                                      Appendix 8

  Investment Companies Advised by Evergreen with Similar Investment Objectives

                                                                                 Expense Waiver or
          Name of              Approximate Net Assets     Rate of Compensation     Reduction by
     Investment Company      (as of September 30, 2003)   Payable to Evergreen      Evergreen?
--------------------------- ---------------------------- ---------------------- ------------------
   Evergreen International         $1,372,000,000                 0.50%                 NO
         Equity Fund

                              [FORM OF PROXY CARD]

        The shares represented by a properly executed proxy card will be voted as specified on the proxy card. If no specification is made, the shares will be voted "FOR" all items, as applicable.

[FUND NAME] (THE "FUND")            THIS PROXY IS SOLICITED BY THE
A SERIES OF MMA PRAXIS              BOARD OF TRUSTEES
MUTUAL FUNDS (THE "TRUST")          SPECIAL MEETING OF SHAREHOLDERS
                                    December 17, 2003 - 10:00 A.M. EASTERN TIME

The undersigned hereby revokes all previous proxies for his or her shares and appoints Walter Grimm and Trent Statczer and each of them, with full power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of the Fund held of record by the undersigned on October 29, 2003, at the Special Meeting of Shareholders, or any adjournment(s) thereof, to be held at 10:00 a.m. Eastern Time on December 17, 2003 at 3435 Stelzer Road, Columbus, Ohio 43219. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated November 17, 2003.

                                        PLEASE VOTE, SIGN, DATE AND RETURN THIS
                                         PROXY IMMEDIATELY IN THE POSTAGE-PAID
                                                   ENVELOPE PROVIDED.

                                        Dated: ____________________________

                                        ----------------------------------------

                                        ----------------------------------------
                                        (Signature)        (Sign in the Box)

                                        Please sign exactly as your name or
                                        names appear at left. When shares are
                                        held by joint tenants, both should sign.
                                        If signing as attorney, executor,
                                        trustee or in any other representative
                                        capacity, or as a corporate officer,
                                        please give full title. Please date the
                                        proxy.

Please fill in boxes as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

1. Approval of the election of the following nominees     FOR  WITHHOLD   FOR
as Trustees of the Trust: (01) Howard L. Brenneman,       ALL    ALL      ALL
(02) Bruce Harder, (03) Karen Klassen Harder, (04)                       EXCEPT
Richard Reimer, (05) R. Clair Sauder, (06) Donald E.
Showalter and (07) Allen J. Yoder, Jr.                    [ ]    [ ]      [ ]

(INSTRUCTIONS: To withhold authority to vote for any individual, write the nominee's(s') name(s) on the space provided below.)

----------------------------------------------------


2. (For Shareholders of MMA Praxis International Fund     FOR  AGAINST  ABSTAIN
only) Approval of a new Sub-Advisory Agreement between    [ ]    [ ]      [ ]
the Fund's investment adviser and Evergreen Investment
Management Company, LLC.

3. Ratification of the selection of Ernst & Young LLP     [ ]    [ ]      [ ]
as the independent accountants for the Fund.

         If any other matters properly come before the Special Meeting, the Proxies will vote in their discretion on such matters as they deem in the best interests of the Fund.

                        (PLEASE SIGN AND DATE ON REVERSE)